Exhibit 99.1

Press Release

TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1500 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports First Quarter Results For Fiscal 2016

NEW ORLEANS, LA. August 10, 2015 — Tidewater Inc. (NYSE:TDW) announced today a first quarter net loss for the period ended June 30, 2015, of $15.1 million, or $0.32 per common share, on revenues of $304.8 million. For the same quarter last year, net earnings were $43.7 million, or $0.88 per common share, on revenues of $385.7 million. The immediately preceding quarter ended March 31, 2015, had a net loss of $9.1 million, or $0.19 per common share, on revenues of $324.8 million. Included in the net loss for the quarter ended June 30, 2015 were the following:

●	$15.0 million ($14.0 million after-tax, or $0.30 per share) in non-cash asset impairment charges that is included in “Gain/loss on asset dispositions, net,” and resulted from impairment reviews undertaken during the quarter, including write-offs of unreimbursed and/or potentially unrecoverable costs related to cancelled vessel construction contracts and a vessel construction project that is the subject of an on-going arbitration proceeding.
●	$10.2 million ($9.5 million after-tax, or $0.20 per share) of total foreign exchange losses, $6.1 million of which is included in Equity in net earnings/(losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

Income tax expense of $10.3 million for the quarter ended June 30, 2015 (and the resulting effective income tax rate) largely reflects tax liabilities in certain jurisdictions that levy taxes on bases other than pre-tax profitability (so called “deemed profit” regimes).

Included in the net loss of the preceding quarter ended March 31, 2015 were charges resulting from cost reduction initiatives related to a more challenging business environment since the precipitous decline in crude oil prices that began in the second half of fiscal 2015, as well as period end asset impairment reviews and assessment of realization of deferred tax assets:

●	A $4.1 million ($3.3 million after-tax, or $0.07 per share) restructuring charge related to severance and other termination costs resulting from right-sizing efforts during the March 2015 quarter.
●	$6.4 million ($5.1 million after-tax, or $0.11 per share) of total charges related to stacked vessel and other asset impairment reviews undertaken during the March 2015 quarter, which is included in “Gain/(loss) on asset dispositions, net”.
●	A $23.8 million ($23.8 million after-tax, or $0.51 per share) non-cash adjustment related to the valuation of deferred tax assets.

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Tuesday, August 11, 2015, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on August 11, 2015, and will continue until 11:59 p.m. Central time on August 13, 2015. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 40293268.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until September 11, 2015.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

 TIDEWATER INC.

 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

 (Unaudited)

 (In thousands, except share and per share data)

	Three Months Ended June 30,

	2015	2014

Revenues:
Vessel revenues	$298,313	381,510
Other operating revenues	6,461	4,167

	304,774	385,677

Costs and expenses:
Vessel operating costs	179,281	217,244
Costs of other operating revenues	5,744	4,661
General and administrative	43,953	51,060
Vessel operating leases	8,443	6,540
Depreciation and amortization	45,657	43,111
(Gain)/loss on asset dispositions, net	7,607	(2,943)

	290,685	319,673

Operating income	14,089	66,004
Other income (expenses):
Foreign exchange loss	(4,133)	(1,289)
Equity in net earnings/(losses) of unconsolidated companies	(2,441)	5,283
Interest income and other, net	790	622
Interest and other debt costs, net	(13,182)	(13,129)

	(18,966)	(8,513)

Earnings (loss) before income taxes	(4,877)	57,491
Income tax expense	10,287	13,792

Net earnings (loss)	(15,164)	43,699
Less: Net earnings (losses) attributable to noncontrolling interests	(112)	26

Net earnings (loss) attributable to Tidewater Inc.	$(15,052)	43,673

Basic earnings (loss) attributable to Tidewater Inc. per common share	$(0.32)	0.88

Diluted earnings (loss) attributable to Tidewater Inc. per common share	$(0.32)	0.88

Weighted average common shares outstanding	46,981,747	49,580,038
Dilutive effect of stock options and restricted stock	---	282,986

Adjusted weighted average common shares	46,981,747	49,863,024

 TIDEWATER INC.

 CONDENSED CONSOLIDATED BALANCE SHEETS

 (Unaudited)

 (In thousands, except share and par value data)

ASSETS	June 30, 2015	March 31, 2015

Current assets:
Cash and cash equivalents	$102,984	78,568
Trade and other receivables, net	262,762	303,096
Due from affiliate	385,452	420,365
Marine operating supplies	43,255	49,005
Other current assets	40,359	17,781

Total current assets	834,812	868,815

Investments in, at equity, and advances to unconsolidated companies	62,701	65,844
Properties and equipment:
Vessels and related equipment	4,714,193	4,717,132
Other properties and equipment	119,684	119,879

	4,833,877	4,837,011
Less accumulated depreciation and amortization	1,114,671	1,090,704

Net properties and equipment	3,719,206	3,746,307

Other assets	96,765	75,196

Total assets	$4,713,484	4,756,162

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$58,659	54,011
Accrued expenses	118,162	146,255
Due to affiliate	192,046	185,657
Accrued property and liability losses	3,460	3,669
Current portion of long-term debt	45,420	10,181
Other current liabilities	74,483	82,461

Total current liabilities	492,230	482,234

Long-term debt	1,498,109	1,524,295
Deferred income taxes	25,618	23,276
Accrued property and liability losses	9,727	10,534
Other liabilities and deferred credits	230,632	235,108

Commitments and Contingencies
Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 46,965,458 shares at June 30, 2015 and 47,029,359 shares at March 31, 2015	4,696	4,703
Additional paid-in capital	162,707	159,940
Retained earnings	2,303,831	2,330,223
Accumulated other comprehensive loss	(20,181)	(20,378)

Total stockholders’ equity	2,451,053	2,474,488
Noncontrolling Interests	6,115	6,227

Total equity	2,457,168	2,480,715
Total liabilities and equity	$4,713,484	4,756,162

 TIDEWATER INC.

 CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 (Unaudited)

 (In thousands)

	Three Months Ended June 30,

	2015	2014

Net earnings (loss)	$(15,164)	43,699
Other comprehensive income/(loss):
Unrealized gains (losses) on available for sale securities, net of tax of $0 and $55	(52)	101
Amortization of loss on derivative contract, net of tax of $0 and $63	179	116
Change in other benefit plan minimum liability, net of tax of $0 and $70	70	131

Total comprehensive income (loss)	$(14,967)	44,047

   TIDEWATER INC.

   CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

   (Unaudited)

   (In thousands)

	Three Months Ended
	June 30,

	2015	2014

Operating activities:
Net earnings (loss)	$(15,164)	43,699
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	45,657	43,111
Provision for deferred income taxes	64	2,432
(Gain) loss on asset dispositions, net	7,607	(2,943)
Equity in earnings (losses) of unconsolidated companies, less dividends	3,143	(3,998)
Compensation expense - stock-based	3,219	5,341
Changes in assets and liabilities, net:
Trade and other receivables	40,280	(39,044)
Changes in due to/from affiliate, net	41,302	31,552
Marine operating supplies	5,250	(5,822)
Other current assets	(10,578)	(12,534)
Accounts payable	4,227	(5,360)
Accrued expenses	(28,772)	(25,590)
Accrued property and liability losses	(209)	(367)
Other current liabilities	(6,811)	(616)
Other liabilities and deferred credits	708	817
Other, net	2,774	267

Net cash provided by operating activities	92,697	30,945

Cash flows from investing activities:
Proceeds from sales of assets	5,866	3,754
Proceeds from sale/leaseback of assets	---	13,400
Additions to properties and equipment	(92,598)	(39,874)
Refunds from cancelled vessel construction contracts	24,190	---
Other	(690)	3

Net cash used in investing activities	(63,232)	(22,717)

Cash flows from financing activities:
Debt issuance costs	(936)	---
Principal payments on long-term debt	(23,662)	(3,959)
Debt borrowings	31,338	---
Proceeds from exercise of stock options	---	994
Cash dividends	(11,789)	(12,520)
Other	---	349

Net cash used in financing activities	(5,049)	(15,136)

Net change in cash and cash equivalents	24,416	(6,908)
Cash and cash equivalents at beginning of period	78,568	60,359

Cash and cash equivalents at end of period	$102,984	53,451

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$22,430	24,385
Income taxes	$17,441	11,170
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$421	5,236

TIDEWATER INC. CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited) (In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total

Balance at March 31, 2015	$4,703	159,940	2,330,223	(20,378)	6,227	2,480,715
Total comprehensive loss	---	---	(15,052)	197	(112)	(14,967)
Exercise of stock options	---	186	---	---	---	186
Cash dividends declared ($.25 per share)	---	---	(11,340)	---	---	(11,340)
Amortization of restricted stock units	---	2,456	---	---	---	2,456
Amortization/cancellation of restricted stock	(7)	125	---	---	---	118

Balance at June 30, 2015	$4,696	162,707	2,303,831	(20,181)	6,115	2,457,168

Balance at March 31, 2014	$4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive income	---	---	43,673	348	26	44,047
Exercise of stock options	3	997	---	---	---	1,000
Cash dividends declared ($.25 per share)	---	---	(12,589)	---	---	(12,589)
Amortization of restricted stock units	---	992	---	---	---	992
Amortization/cancellation of restricted stock	(4)	3,846	---	---	---	3,842
Cash received from noncontrolling interests	---	---	---	---	449	449
Cash paid to noncontrolling interests	---	---	---	---	(50)	(50)

Balance at June 30, 2014	$4,972	148,216	2,575,339	(11,877)	6,412	2,723,062

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters ended June 30, 2015 and 2014 and for the quarter ended March 31, 2015, were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,

(In thousands)	2015	%	2014	%	2015	%

Vessel revenues:
Americas	$114,172	38%	119,983	31%	117,149	37%
Asia/Pacific	27,937	9%	40,249	11%	29,536	9%
Middle East/North Africa	47,266	16%	55,539	15%	45,486	14%
Sub-Saharan Africa/ Europe	108,938	37%	165,739	43%	125,599	40%

Total vessel revenues	$298,313	100%	381,510	100%	317,770	100%

Vessel operating costs:
Crew costs	$92,288	31%	111,285	29%	98,045	31%
Repair and maintenance	37,254	12%	47,732	13%	40,307	13%
Insurance and loss reserves	5,375	2%	5,394	1%	7,213	2%
Fuel, lube and supplies	18,110	6%	22,369	6%	18,372	6%
Other	26,254	9%	30,464	8%	30,003	9%

Total vessel operating costs	179,281	60%	217,244	57%	193,940	61%

Vessel operating margin (A)	$119,032	40%	164,266	43%	123,830	39%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters ended June 30, 2015 and 2014 and for the quarter ended March 31, 2015:

	Quarter Ended June 30,				Quarter Ended March 31,

(In thousands)	2015		2014		2015

Vessel operating margin	$119,032		164,266		123,830
General and administrative – vessel operations	(32,800)		(37,669)		(34,190)
Vessel operating leases	(8,443)		(6,540)		(8,075)
Depreciation and amortization – vessel operations	(42,749)		(41,425)		(42,179)

Vessel operating profit	$35,040		78,632		39,386

The company’s other operating loss for the quarters ended June 30, 2015 and 2014 and for the quarter ended March 31, 2015, consists of the following:

	Quarter Ended June 30,				Quarter Ended March 31,

(In thousands)	2015		2014		2015

Other operating revenues	$6,461		4,167		6,992
Costs of other operating revenues	(5,744)		(4,661)		(6,889)
General and administrative – other operating activities	(1,139)		(1,059)		(1,226)
Depreciation – other operating activities	(1,414)		(870)		(1,351)

Other operating loss	$(1,836)		(2,423)		(2,474)

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters ended June 30, 2015 and 2014 and for the quarter ended March 31, 2015, were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,

(In thousands)	2015	%	2014	%	2015	%

Vessel operating profit/(loss):
Americas	$23,839	8%	30,208	8%	22,218	7%
Asia/Pacific	1,750	1%	(971)	(1%)	2,477	1%
Middle East/North Africa	8,160	3%	11,793	3%	5,690	1%
Sub-Saharan Africa/ Europe	1,291	<1%	37,602	10%	9,001	3%

	35,040	12%	78,632	20%	39,386	12%
Other operating loss	(1,836)	(1%)	(2,423)	(1%)	(2,474)	(1%)

	33,204	11%	76,209	19%	36,912	11%

Corporate general and administrative expenses	(10,014)	(3%)	(12,332)	(3%)	(9,939)	(3%)
Corporate depreciation	(1,494)	(1%)	(816)	(<1%)	(1,524)	(<1%)

Corporate expenses	(11,508)	(4%)	(13,148)	(3%)	(11,463)	(3%)

Gain/(loss) on asset dispositions, net	(7,607)	(2%)	2,943	1%	4,275	1%
Restructuring charge	---	---	---	---	(4,052)	(1%)

Operating income	$14,089	5%	66,004	17%	25,672	8%

Foreign exchange (loss)/gain	(4,133)	(2%)	(1,289)	(<1%)	225	<1%
Equity in net earnings/(losses) of unconsolidated companies	(2,441)	(1%)	5,283	1%	1,075	<1%
Interest income and other, net	790	<1%	622	<1%	372	<1%
Interest and other debt costs, net	(13,182)	(4%)	(13,129)	(3%)	(12,102)	(4)%

Earnings (loss) before income taxes	$(4,877)	(2%)	57,491	15%	15,242	5%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2015 and 2014 and for the quarter ended March 31, 2015, were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,

	2015	2014	2015

REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$80,152	82,282	85,249
Towing-supply	29,515	29,517	27,518
Other	4,505	8,184	4,382
Total	$114,172	119,983	117,149
Asia/Pacific fleet:
Deepwater	$19,833	24,242	22,046
Towing-supply	8,104	15,037	7,419
Other	---	970	71
Total	$27,937	40,249	29,536
Middle East/North Africa fleet:
Deepwater	$20,386	19,467	20,943
Towing-supply	26,189	35,279	23,797
Other	691	793	746
Total	$47,266	55,539	45,486
Sub-Saharan Africa/Europe fleet:
Deepwater	$53,966	91,691	64,302
Towing-supply	41,198	55,436	45,739
Other	13,774	18,612	15,558
Total	$108,938	165,739	125,599
Worldwide fleet:
Deepwater	$174,337	217,682	192,540
Towing-supply	105,006	135,269	104,473
Other	18,970	28,559	20,757
Total	$298,313	381,510	317,770

UTILIZATION:
Americas fleet:
Deepwater	81.3%	88.7	88.3
Towing-supply	64.7	62.7	65.7
Other	45.3	69.3	50.2
Total	69.6%	74.8	73.2
Asia/Pacific fleet:
Deepwater	45.0%	70.6	66.6
Towing-supply	73.4	90.7	63.2
Other	---	100.0	7.5
Total	58.2%	83.5	62.5
Middle East/North Africa fleet:
Deepwater	70.1%	72.1	81.8
Towing-supply	76.5	93.6	68.7
Other	100.0	91.9	100.0
Total	75.6%	87.8	73.7
Sub-Saharan Africa/Europe fleet:
Deepwater	68.4%	86.3	76.5
Towing-supply	66.4	75.3	71.5
Other	69.7	78.1	67.2
Total	68.2%	79.5	71.3
Worldwide fleet:
Deepwater	70.7%	83.8	80.7
Towing-supply	69.5	78.4	68.3
Other	64.3	76.9	63.4
Total	68.8%	79.8	71.4

	Quarter Ended June 30,		Quarter Ended March 31,

	2015	2014	2015

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$28,568	31,175	28,972
Towing-supply	17,289	16,559	15,482
Other	8,796	8,856	6,777
Total	$22,721	22,443	21,830
Asia/Pacific fleet:
Deepwater	$39,268	41,948	33,443
Towing-supply	8,391	13,017	9,362
Other	---	10,658	10,609
Total	$18,994	22,066	20,252
Middle East/North Africa fleet:
Deepwater	$22,830	25,081	22,558
Towing-supply	12,143	13,366	12,526
Other	3,799	4,742	4,145
Total	$14,626	15,502	15,121
Sub-Saharan Africa/Europe fleet:
Deepwater	$24,278	30,414	27,239
Towing-supply	16,052	16,867	16,600
Other	5,201	5,562	5,605
Total	$14,647	17,179	15,916
Worldwide fleet:
Deepwater	$27,128	31,061	27,942
Towing-supply	14,197	15,261	14,460
Other	5,676	6,306	5,752
Total	$17,379	18,701	17,928

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2015 and 2014 and for the quarter ended March 31, 2015:

	Quarter Ended June 30,		Quarter Ended March 31,

	2015	2014	2015

Americas fleet:
Deepwater	38	33	37
Towing-supply	29	31	30
Other	12	15	14

Total	79	79	81
Less stacked vessels	13	8	10

Active vessels	66	71	71

Asia/Pacific fleet:
Deepwater	12	9	11
Towing-supply	14	14	14
Other	1	1	1

Total	27	24	26
Less stacked vessels	4	--	--

Active vessels	23	24	26

Middle East/North Africa fleet:
Deepwater	14	12	13
Towing-supply	31	31	31
Other	2	2	2

Total	47	45	46
Less stacked vessels	2	1	1

Active vessels	45	44	45

Sub-Saharan Africa/Europe fleet:
Deepwater	36	38	34
Towing-supply	42	48	43
Other	42	47	46

Total	120	133	123
Less stacked vessels	9	4	8

Active vessels	111	129	115

Active owned or chartered vessels	245	268	257
Stacked vessels	28	13	19

Total owned or chartered vessels	273	281	276
Joint-venture and other	10	11	10

Total	283	292	286

Note (B): Included in total owned or chartered vessels at June 30, 2015 and 2014 and at March 31, 2015, were 38, 11 and 21 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, as of June 30, 2015:

(In thousands)	Number of Vessels	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 6/30/15	Remaining Balance 6/30/15

Towing-supply:
7,145 BHP AHTS	3	International	9/2015-3/2016	$51,016	39,533	11,483
Deepwater
261-foot PSV	6	International	1/2016 - 4/2017
275-foot PSV	2	International	7/2015 - 10/2015
292-foot PSV	1	International	5/2016
300-foot PSV	2	United States	1/2016, 3/2016
310-foot PSV	2	United States	10/2015, 1/2016
Total Deepwater PSVs	13			439,109	227,291	211,818

Total vessel commitments	16			$490,125	266,824	223,301

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended

Vessel class and type	09/15	12/15	03/16	06/16	09/16	Thereafter

Deepwater PSVs	1	2	4	3	1	2
Towing-supply vessels	1	1	1	--	--	--

Totals	2	3	5	3	1	2

(In thousands)
Expected quarterly cash outlay	$56,573	62,572	35,364	49,292	5,105	14,395 (C)

Note (C): The $14,395 of ‘Thereafter’ vessel construction obligations are expected to be paid as follows: $9,704 during fiscal 2017 and $4,691 during fiscal 2018.